                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2007
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   001-12522                 13-3714474
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

701 N. Green Valley Parkway, Suite 200, Henderson, NV            89074
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      Empire Resorts,  Inc. (the "Company") today announced that, effective June
22, 2007,  Joseph  Bernstein has tendered his  resignation  as a director of the
Company.  This  follows a June 21, 2007  determination  by the St.  Regis Mohawk
Tribal Court approving an assignment to the Catskill  Litigation Trust, of which he is a co-Trustee, of a $1.787 billion class action judgment,  entered in March
2001, against Park Place Entertainment Corporation - the predecessor to Harrah's
Operating Company,  Inc., a unit of Harrah's  Entertainment,  Inc. Mr. Bernstein believes that, had he remained on the Board of the Company,  he potentially  may not be  disinterested in connection with matters between the Company and the St.
Regis Mohawk Tribe. At the same time, the position of co-Trustee of the Catskill
Litigation  Trust,  formerly held by Paul deBary,  has been assumed by Dennis C.
Vacco,  formerly Attorney General of the State of New York and U.S. Attorney for
the  Western  District  of New York.  Mr.  deBary  remains as a director  of the
Company.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: June 22, 2007                    By: /s/ Ronald J. Radcliffe
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                                            Name: Ronald J. Radcliffe
                                            Title: Chief Financial Officer